NVIT Form N-SAR 12-31-12
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser   "BlackRock Investment Management, LLC"

Nationwide Fund   "NVIT Bond Index Fund"

Issuer   "
Moody's Corporation"

Underwriter   "
Citigroup Global Markets Inc."
Affiliated Participant Underwriter   "PNC Capital Markets LLC"

Aggregate Principal Purchase Amount   "$35,000,000"
Aggregate Principal Offering Amount   "$500,000,000"

Commission or % of Offering   "0.650%"

Purchase Date   "8/15/12"

Adviser / Sub-Adviser   "BlackRock Investment Management, LLC"

Nationwide Fund   "NVIT Bond Index Fund"

Issuer   "
Marathon Oil Corp."

Underwriter   "Morgan Stanley & Co. LLC"
Affiliated Participant Underwriter   "PNC Capital Markets LLC
"

Aggregate Principal Purchase Amount   "$
39,500,000"
Aggregate Principal Offering Amount   "$1,000,000,000"

Commission or % of Offering   "0.650%"

Purchase Date   "10/24/12"

Adviser / Sub-Adviser   "BlackRock Investment Management, LLC"

Nationwide Fund   "NVIT Bond Index Fund"

Issuer   "

Turlock Corporation"

Underwriter   "Morgan Stanley & Co. LLC"
Affiliated Participant Underwriter   "PNC Capital Markets LLC
"

Aggregate Principal Purchase Amount   "$140,000,000"
Aggregate Principal Offering Amount   "$1,600,000,000"

Commission or % of Offering   "1.20%"

Purchase Date   "
11/14/12"

Adviser / Sub-Adviser   "BlackRock Investment Management, LLC"

Nationwide Fund   "NVIT Bond Index Fund"

Issuer   "

National Oilwell Varco Inc."

Underwriter   "
J.P.Morgan Securities Inc."
Affiliated Participant Underwriter   "PNC Capital Markets LLC
"

Aggregate Principal Purchase Amount   "
$64,875,000"
Aggregate Principal Offering Amount   "$1,100,000,000"

Commission or % of Offering   "0.875%"

Purchase Date   "
11/15/12"

Adviser / Sub-Adviser   "BlackRock Investment Management, LLC"

Nationwide Fund   "NVIT Bond Index Fund"

Issuer   "
Precision Castparts Corp."

Underwriter   "
Citigroup Global Markets Inc."
Affiliated Participant Underwriter   "PNC Capital Markets LLC
"

Aggregate Principal Purchase Amount   "
$55,000,000"
Aggregate Principal Offering Amount   "$1,000,000,000"

Commission or % of Offering   "
0.60%"

Purchase Date   "
12/17/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "
Realogy Holdings Corp. (RLGY, 75605Y10)"

Underwriter   "Goldman, Sachs & Co."
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "$24,850,800"
Aggregate Principal Offering Amount   "$1,080,000,000"

Commission or % of Offering   "

$1.2825
"

Purchase Date   "
10/11/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "Workday, Inc. (WDAY, 98138H10)"

Underwriter   "Goldman, Sachs & Co."
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "$11,958,800"
Aggregate Principal Offering Amount   "$637,000,000"

Commission or % of Offering   "

$1.68
"

Purchase Date   "
10/12/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "
The WhiteWave Foods Company (WWAV, 96624410)"

Underwriter   "
Credit Suisse Securities"
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "
$11,918,700"
Aggregate Principal Offering Amount   "$391,000,000"

Commission or % of Offering   "

$1.02
"

Purchase Date   "
10/26/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "
Graphic Packaging Holding Company  (GPK, Cusip 38868910)"

Underwriter   "
Goldman, Sachs & Co."
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "$2,156,350"
Aggregate Principal Offering Amount   "$112,850,000"

Commission or % of Offering   "

$0.3019
"

Purchase Date   "12/13/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "Peregrine Semiconductor Corporation
"

Underwriter   "
Deutsche Bank Securities"
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "
$5,915,000"
Aggregate Principal Offering Amount   "$77,000,000
"

Commission or % of Offering   "
$0.98
"

Purchase Date   "
8/8/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "
Trulia, Inc.
"

Underwriter   "
Deutsche Bank Securities"
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "$4,192,200"
Aggregate Principal Offering Amount   "$102,000,000
"

Commission or % of Offering   "
$1.19

"

Purchase Date   "9/20/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "Eloqua, Inc.
"

Underwriter   "
Deutsche Bank Securities"
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "
$2,985,400"
Aggregate Principal Offering Amount   "$92,000,000

"

Commission or % of Offering   "$0.805"

Purchase Date   "
8/2/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "Bloomin' Brands, Inc.
"

Underwriter   "
BofA Merrill Lynch"
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "
$939,400"
Aggregate Principal Offering Amount   "$176,000,000

"

Commission or % of Offering   "$0.66"

Purchase Date   "
8/7/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "Splunk Inc.
"

Underwriter   "
Morgan Stanley & Co."
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "
$9,159,600"
Aggregate Principal Offering Amount   "$229,500,000"

Commission or % of Offering   "$1.19"

Purchase Date   "
4/18/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "Tumi Holdings Inc.

"

Underwriter   "Goldman, Sachs & Co."
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "
$12,184,200"
Aggregate Principal Offering Amount   "$338,037,570"

Commission or % of Offering   "
$1.08
"

Purchase Date   "
4/19/12"

Adviser / Sub-Adviser   "
JPMorgan Investment Management"

Nationwide Fund   "NVIT Multi-Manager Small Cap Value Fund
"

Issuer   "Audience, Inc.

"

Underwriter   "Deutsche Bank Securities"
Affiliated Participant Underwriter   "J.P.Morgan Securities Inc.
"

Aggregate Principal Purchase Amount   "

$4,734,500"
Aggregate Principal Offering Amount   "$89,593,060"

Commission or % of Offering   "
$1.19"

Purchase Date   "
5/10/12"

Adviser / Sub-Adviser   "Wells Capital Management, Inc."

Nationwide Fund   "NVIT Multi-Manager Mid Cap Growth Fund
"

Issuer   "Five Below"

Underwriter   "Barclays"
Affiliated Participant Underwriter   "Wells Fargo Securities LLC
"

Aggregate Principal Purchase Amount   "

$1,275,000"
Aggregate Principal Offering Amount   "$163,461,528"

Commission or % of Offering   "
$1.19"

Purchase Date   "
7/19/12"

Adviser / Sub-Adviser   "Wells Capital Management, Inc."

Nationwide Fund   "NVIT Multi-Manager Mid Cap Growth Fund
"

Issuer   "ServiceNow Inc."

Underwriter   "Pacific Crest Securities"
Affiliated Participant Underwriter   "Wells Fargo Securities LLC
"

Aggregate Principal Purchase Amount   "

$8,540,000"
Aggregate Principal Offering Amount   "$392,000,000"

Commission or % of Offering   "

$1.12"

Purchase Date   "
11/14/12"

Adviser / Sub-Adviser   "Wells Capital Management, Inc."

Nationwide Fund   "NVIT Multi-Manager Mid Cap Growth Fund
"

Issuer   "
Realogy Holdings Corp. (RLGY, 75605Y10)"

Underwriter   "Goldman, Sachs & Co."
Affiliated Participant Underwriter   "Wells Fargo Securities LLC
"

Aggregate Principal Purchase Amount   "$10,800,000"
Aggregate Principal Offering Amount   "$1,080,000,000
"

Commission or % of Offering   "

$1.28
"

Purchase Date   "
10/11/12"

Adviser / Sub-Adviser   "Wells Capital Management, Inc."

Nationwide Fund   "NVIT Multi-Manager Mid Cap Growth Fund
"

Issuer   "
Workday, Inc. (WDAY, 98138H10)"

Underwriter   "Goldman, Sachs & Co."
Affiliated Participant Underwriter   "Wells Fargo Securities LLC
"

Aggregate Principal Purchase Amount   "$1,820,000"
Aggregate Principal Offering Amount   "$637,000,000
"

Commission or % of Offering   "

$1.68"

Purchase Date   "
10/11/12"

Adviser / Sub-Adviser   "Wells Capital Management, Inc."

Nationwide Fund   "NVIT Multi-Manager Mid Cap Growth Fund
"

Issuer   "

The WhiteWave Foods Company (WWAV, 96624410)
"

Underwriter   "
Credit Suisse Securities"
Affiliated Participant Underwriter   "Wells Fargo Securities LLC
"

Aggregate Principal Purchase Amount   "
$4,250,000"
Aggregate Principal Offering Amount   "$391,000,000
"

Commission or % of Offering   "$1.02"

Purchase Date   "
10/25/12"